UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 28, 2010

TYCO INTERNATIONAL LTD.

(Exact name of registrant as specified in its charter)

Switzerland	001-13836	98-0390500
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Freier Platz 10

Schaffhausen, CH-8200 Switzerland

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: 41-52-633-02-44

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01             OTHER EVENTS.

On April 28, 2010, Tyco International Finance S.A. (“TIFSA”), a wholly-owned subsidiary of Tyco International Ltd. (“TIL”), launched an underwritten offering (the “Offering”) of $500,000,000 aggregate principal amount of its 3.375% notes due 2015.  TIFSA intends to use the proceeds from the Offering, along with other available funds, to finance the redemption of all of its outstanding 6.375% Notes due 2011 (the “2011 Notes”) as described below.

Copies of the prospectus supplement and prospectus related to the Offering may be obtained by calling Citigroup Global Markets Inc. at (877) 858-5407 or Goldman, Sachs & Co. at (866) 471-2526.

On April 28, 2010, TIFSA called for redemption all of its outstanding 2011 Notes, 7% Notes due 2028 (the “2028 Notes”) and 6 7/8% Notes due 2029 (the “2029 Notes” and, collectively with the 2011 Notes and 2028 Notes, the “Notes”), which were issued pursuant to an Indenture dated as of June 9, 1998, as supplemented and amended from time to time (the “Indenture”), among TIFSA, as issuer, TIL, as guarantor, and Wilmington Trust Company, successor trustee to The Bank of New York, as trustee.

The Notes will be redeemed on May 28, 2010 (the “Redemption Date”) at a redemption price equal to:

•                  in the case of the 2011 Notes, the greater of (i) 100% of the principal amount of the 2011 Notes to be redeemed, and (ii) as determined by the Quotation Agent (as defined in the Indenture), the sum of the present values of the remaining scheduled payments of principal and interest thereon (not including any portion of such payments of interest accrued as of the Redemption Date) discounted to the Redemption Date on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the Adjusted Redemption Treasury Rate (as defined in the Indenture) plus 35 basis points;

•                  in the case of the 2028 Notes, the greater of (i) 100% of the principal amount of the 2028 Notes to be redeemed, and (ii) as determined by the Quotation Agent (as defined in the Indenture), the sum of the present values of the remaining scheduled payments of principal and interest thereon (not including any portion of such payments of interest accrued as of the Redemption Date) discounted to the Redemption Date on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the Adjusted Redemption Treasury Rate (as defined in the Indenture) plus 15 basis points;

•                  in the case of the 2029 Notes, the greater of (i) 100% of the principal amount of the 2029 Notes to be redeemed, and (ii) as determined by the Quotation Agent (as defined in the Indenture), the sum of the present values of the remaining scheduled payments of principal and interest thereon (not including any portion of such payments of interest accrued as of the Redemption Date) discounted to the Redemption Date on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the Adjusted Redemption Treasury Rate (as defined in the Indenture) plus 25 basis points.

In each case, holders of the Notes subject to redemption also will receive accrued and unpaid interest on the Notes up to, but not including, the Redemption Date.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TYCO INTERNATIONAL LTD.
(Registrant)

	By:	/s/ John S. Jenkins
John S. Jenkins, Jr.
Vice-President and Corporate Secretary
Date: April 28, 2010

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